Inventory	12 Months Ended
Dec. 31, 2023
Inventory
Inventory

11.Inventory

	As at December 31
(in EUR 000)	2023	2022
Raw materials	1,329	498
Work in progress	1,530	100
Finished goods	456	284
Total Inventory	3,315	882

The increase in inventory is due to increasing activities to prepare for the commercialization and further scale-up of the Company in 2024. For the year ended December 31, 2023 and 2022 the Company did not recognize any expenses for inventory write-offs since the inventory level as per year-end is expected to be sold in the foreseeable future.